UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2013

TF FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	1-35163	74-2705050
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Penns Trail, Newtown, Pennsylvania	18940
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (215) 579-4000

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

TF FINANCIAL CORPORATION

INFORMATION TO BE INCLUDED IN THE REPORT

Explanatory Note

On July 3, 2013, TF Financial Corporation (the “Company”) filed a Current Report on Form 8-K to report under Item 2.01 thereof that it had completed its acquisition of Roebling Financial Corp, Inc. (“Roebling”) and its wholly owned subsidiary, Roebling Bank (“Roebling Bank”), as contemplated by the Agreement and Plan of Merger, dated December 28, 2012, by and among the Company, 3rd Fed Bank, Roebling and Roebling Bank (the “Agreement”).  In response to Item 9.01(a) and (b) of such Form 8-K, the Company stated that it would file the required financial statements of the business acquired and pro forma financial information by amendment.  This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

(a)            Financial Statements of Businesses Acquired.

Roebling’s audited consolidated balance sheets at September 30, 2012 and 2011 and consolidated statements of income, changes in shareholders’ equity and cash flows for the years then ended are incorporated herein by reference to Exhibit 99.2 hereto.  Roebling’s unaudited consolidated balance sheet at March 31, 2013, consolidated statements of income for the three and six months ended March 31, 2013 and 2012, and consolidated statements of cash flows for the six months ended March 31, 2013 and 2012 are incorporated herein by reference to Exhibit 99.3 hereto.

(b)           Pro Forma Financial Information.

The pro forma financial information required by this item is incorporated herein by reference to Exhibit 99.4.

(c)           Shell Company Transactions.  Not applicable.

(d)            Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated December 28, 2012, by and among TF Financial Corporation, Roebling Financial Corp, Inc., 3rd Fed Bank and Roebling Bank (incorporated by reference from the identically numbered exhibit to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 28, 2012 (Commission File No. 1-35163)

23.1	Consent of Fontanella & Babitts

99.1	Press release, dated July 3, 2013*

99.2	Audited Consolidated Financial Statements of Roebling (incorporated by reference from Roebling’s Annual Report on Form 10-K for the year ended September 30, 2012 (Commission File No. 0-50969))

99.3	Unaudited Consolidated Financial Statements of Roebling (incorporated by reference from Roebling’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (Commission File No. 0-50969))

99.4	Unaudited pro forma condensed consolidated financial statements

*Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TF FINANCIAL CORPORATION

Date:	September 11, 2013	By:	/s/Kent C. Lufkin
Kent C. Lufkin
President and Chief Executive Officer (Duly Authorized Representative)